EXHIBIT 10.11   FIRST SUPPLEMENT TO LICENSE AGREEMENT

                                        FIRST SUPPLEMENT TO LICENSE AGREEMENT

         THIS FIRST SUPPLEMENT TO LICENSE AGREEMENT (the "Supplement ") is made and entered into effective as of the _____ day of May, 1998 by and among Griffin Gold Group, Inc. ("Griffin"), LS Capital Corporation ("LS Capital"), Desert Minerals, Inc. ("DMI"), Zeotech Industries, Inc. ("Zeotech") and Ed Hemsted ("Hemsted"), on the one hand, and Douglas Schmitt ("Schmitt"), on the other hand.

                                                      Recitals

         WHEREAS, Griffin, LS Capital, DMI, Zeotech and Hemsted, on the one hand, entered into a letter agreement (the "License Agreement") dated March 27, 1997 with Schmitt, on the other hand, whereby Schmitt agreed to continue developing on behalf of LS Capital and its subsidiaries a technology for recovering micro fine gold and other precious metals from desert sands (the "Technology"); and

         WHEREAS, pursuant to the License Agreement and upon the fulfillment of certain conditions specified in the License Agreement (the "Conditions Precedent"), the Technology and any enhancements subsequently developed will be the joint property of Schmitt (50%), LS Capital and DMI (50%) and such subsidiaries or affiliates as they may, from time to time, assign or license the Technology to, and LS Capital will have the right to sublicense the Technology to its subsidiaries and affiliates; and

         WHEREAS, for and in consideration of the consideration recited herein, all parties hereto (including, without limitation, Schmitt) wish to agree that all Conditions Precedent have been fulfilled, and that LS Capital, DMI and their respective subsidiaries and affiliates now have the rights in the Technology that the License Agreement provides that they will have once all Conditions Precedent have been fulfilled;

                                                      Agreement

         NOW, THEREFORE, in consideration of the payment of $5,000 by LS Capital to Schmitt and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by Schmitt), each of the parties to the License Agreement and this Supplement hereby agrees as follows (all undefined, capitalized terms used herein shall have the meanings assigned to such terms in the License Agreement):

         1. Supplements to the License Agreement. Each of the parties to the License Agreement and this Supplement hereby agrees that all Conditions Precedent have now been fulfilled and shall be deemed to be fulfilled, that the Technology and any enhancements subsequently developed is now the joint property of Schmitt (50%), LS Capital and DMI (50%) and such subsidiaries or affiliates as they may, from time to time, assign or license the Technology to, and that LS Capital has the right to sublicense the Technology to its subsidiaries and affiliates. Without any limitation on the preceding, Schmitt hereby agrees that LS Capital may grant and is hereby authorized to grant to Griffin a sublicense of the Technology for all purposes permitted by the License Agreement; provided, however, that nothing contained in this sentence shall abrogate any obligation to Schmitt of LS Capital or any other party with regard to such sublicensing.

         2. Miscellaneous. Except as otherwise expressly provided herein, the License Agreement is not supplemented, amended, modified or affected by this First Supplement. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the License Agreement are herein ratified and confirmed and shall remain in full force and effect. On and after the date on which this First Supplement becomes effective, the terms, "Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the License Agreement shall, except where the context otherwise requires, refer to the License Agreement, as supplemented and amended by this First Supplement. This First Supplement may be executed into one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have set their hands hereunto as of the first date written above.

"LS CAPITAL"                                         "GRIFFIN"

LS CAPITAL CORPORATION                      GRIFFIN GOLD GROUP, INC.



BY:_________________________________        BY:_________________________________
         Paul J. Montle, President          Richard W. Lancaster, President

"DMI"                                                "ZEOTECH"

DESERT MINERALS, INC.                       Zeotech Industries, Inc.


BY:_________________________________        BY:_________________________________
         Paul J. Montle, Vice President     Ed Hemsted, President


------------------------------------        ------------------------------------
         Ed Hemsted                         Douglas Schmitt